UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2023 (June 15, 2023)
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C4 THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39567	47-5617627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 120 Watertown, MA		02472
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (617) 231-0700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CCCC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of Chief Medical Officer
On June 20, 2023, C4 Therapeutics, Inc. (the “Company” or “us”), announced the appointment of Leonard M.J. Reyno, M.D. as its Chief Medical Officer, effective as of July 10, 2023.
Dr. Reyno joins the Company from Pionyr Immunotherapeutics, Inc. (“Pionyr”), where he most recently served as President, Research & Development and Chief Medical Officer and led the company in advancing two novel therapeutics into the clinic. Prior to joining Pionyr in July 2018, he was Executive Vice President and Chief Medical Officer at ORIC Pharmaceuticals, Inc., from November 2017 to July 2018, leading their first product candidate into human trials. Before that, he served in various medical leadership roles at Agensys, a subsidiary of Astellas Pharma, over the course of a decade; there, he led clinical-stage development of multiple antibody products to novel targets through clinical proof of concept, including the early clinical development of Padcev® for blood cancer. Earlier in his career, at Genentech and Aventis, Dr. Reyno led FDA approval teams for Herceptin® for HER2+ breast cancer and Taxotere® for the adjuvant treatment of breast cancer, respectively. Prior to joining industry, Dr. Reyno was an academic oncologist at Queen Elizabeth II Health Sciences Centre in Nova Scotia, Canada, and previously at McMaster University where he gained extensive experience as a clinician as well as serving as a principal investigator on multiple trials with the National Cancer Institute of Canada. Dr. Reyno earned a B.Sc. in chemistry at Dalhousie University and an M.D. from McMaster University Medical School.
In connection with Dr. Reyno’s appointment, he will receive an annual base salary of $550,000, a sign-on bonus of $200,000 and an opportunity to earn a performance bonus of up to 40% of his base salary per year. Dr. Reyno’s performance bonus, if any, for the year ending December 31, 2023 shall not be prorated but shall be awarded based on his annualized 2023 base salary.
Further, as a material inducement to Dr. Reyno’s acceptance of employment with the Company, the Company has agreed to grant to Dr. Reyno an option to purchase up to 276,000 shares of the Company’s common stock at the exercise price equal to the last reported price of the Company’s stock on the Nasdaq Stock Market on the effective date of his commencement of employment, with 25% of the option shares vesting on the first anniversary of Dr. Reyno’s employment start date and the balance vesting in equal quarterly installments over the next three years, subject to his continued service with the Company through each vesting date. The grant is being made pursuant to a stand-alone inducement award agreement outside of the 2020 Stock Option and Incentive Plan as a material inducement to Dr. Reyno’s acceptance of employment with the Company in accordance with NASDAQ Listing Rule 5635(c)(4).
Dr. Reyno will also receive restricted stock units (“RSUs”) for up to 61,300 shares of the Company’s common stock, such RSUs to vest in equal annual installments over a period of four years subject to Dr. Reyno's continued service with the Company through each vesting date. Dr. Reyno will also enter into an employment agreement with the Company in substantially the form filed as Exhibit 10.7 to the Company’s registration statement on Form S-1 on September 10, 2020 (the “Registration Statement”), which is incorporated herein by reference, and an indemnification agreement with the Company in substantially the form filed as Exhibit 10.6 to the Registration Statement, which is also incorporated herein by reference.
There are no family relationships between Dr. Reyno and any of the Company’s directors or executive officers. In addition, Dr. Reyno is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The Company issued a press release on June 20, 2023 announcing Dr. Reyno’s appointment. The press release is attached hereto as Exhibit 99.1. Pursuant to General Instruction B.2. to Form 8-K, the information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on June 15, 2023 (the “Annual Meeting”). The following is a summary of the matters voted on at the Annual Meeting.
a) The stockholders of the Company elected each of Andrew J. Hirsch, Utpal Koppikar and Malcom Salter as Class III directors, to hold office until the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the Class I directors were as follows:

	For	Withheld	Broker Non-Votes
Andrew J. Hirsch	32,550,732	2,411,248	7,248,165

Utpal Koppikar	32.232,692	2,729,288	7,248,165
Malcolm Salter	30,985,611	3,976,369	7,248,165
b) The stockholders of the Company cast a non-binding, advisory vote to approve the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
32,361,188	609,507	1,991,285	7,248,165
c) The stockholders of the Company ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the stockholders’ vote with respect to this ratification proposal were as follows:

For	Against	Abstain	Broker Non-Votes
42,047,238	155,852	7,055	0
d) The stockholders of the Company approved the amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law. The results of the stockholders’ vote with respect to this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
28,156,608	6,790,465	14,907	7,248,165
No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit Number	Description
99.1	Press release issued June 20, 2023
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C4 Therapeutics, Inc.

Date: June 20, 2023	By:	/s/ Jolie M. Siegel
Jolie M. Siegel
Chief Legal Officer